UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  December 21, 2009

EMERGENCY MEDICAL SERVICES CORPORATION

EMERGENCY MEDICAL SERVICES L.P.

(Exact Name of Each Registrant as Specified in Their Charters)

	001-32701	20-3738384
Delaware	333-127115	20-2076535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification #)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado (Address of Principal Executive Offices)	80111 (Zip Code)

(303) 495-1200

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD.

Item 7.01	Regulation FD Disclosure.

On December 21, 2009, Emergency Medical Services Corporation announced that it has closed the previously announced acquisitions by a subsidiary of its wholly-owned EmCare, Inc. subsidiary to purchase all of the equity interests in the newly-formed management services entity of Pinnacle Anesthesia Consultants, P.A, an anesthesiology group, and Pinnacle Consultants Mid-Atlantic, L.L.C., an anesthesiology services company.  A copy of the press release announcing the closing of the transactions is attached hereto as Exhibit 99.1.

The information in this report, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The information in this report shall not be deemed to constitute an admission that such information contains material information required to be furnished by Regulation FD.

Section 9 — Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release of Emergency Medical Services Corporation, dated December 21, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES CORPORATION (Registrant)

	By:	/s/ Todd G. Zimmerman
December 21, 2009		Todd G. Zimmerman
Executive Vice President and General Counsel

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES L.P. (Registrant)

	By:	Emergency Medical Services Corporation, its General Partner

	By:	/s/ Todd G. Zimmerman
December 21, 2009		Todd G. Zimmerman
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of Emergency Medical Services Corporation, dated December 21, 2009